Exhibit 10.4

AMENDMENT NUMBER ONE

TO THE

FOUNDING INVESTOR RIGHTS AGREEMENT

This Amendment Number One (the  “Amendment”) to the Founding Investor Rights Agreement dated January 1, 2009 (the “Investor Rights Agreement”) is entered into as of the 7th  day of June, 2010 (the “Effective Date”) by and among ALNYLAM PHARMACEUTICALS, INC., a Delaware corporation, with its principal place of business at 300 Third Street, Cambridge, Massachusetts 02142 (“Alnylam”), ISIS PHARMACEUTICALS, INC., a Delaware corporation, with its principal place of business at 1896 Rutherford Road, Carlsbad, California 92008 (“Isis”, and each of Alnylam and Isis, a “Licensor” and together, the “Licensors”), and REGULUS THERAPEUTICS INC. (formerly Regulus Therapeutics LLC), a Delaware corporation, with its principal place of business at 1896 Rutherford Road, Carlsbad, California 92008 (“Regulus”).

RECITALS

WHEREAS, Regulus, Isis and Alnylam entered into the Investor Rights Agreement;

WHEREAS, Isis, Alnylam, and Regulus now desire to amend the Investor Rights Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Isis, Alnylam and Regulus each agrees as follows:

1.             DEFINITIONS

Capitalized terms used herein and not defined elsewhere herein have the meanings set forth in the Investor Rights Agreement.

2.                                       DELETION OF BUY-OUT PROVISION

2.1           Elimination of Buy-Out Provision.  Section 4 of the Investor Rights Agreement shall be deleted in its entirety and replaced with the following: “[Deliberately Omitted]”

2.2           Elimination of Exhibit D.  Exhibit D of the Investor Rights Agreement shall be deleted in its entirety and replaced with the following: “[Deliberately Omitted]”

3.                                       MISCELLANEOUS

3.1           Other Terms.  All other terms and conditions of the Investor Rights Agreement shall remain in full force and effect.

3.2           Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereby execute this Amendment Number One to the Founding Investor Rights Agreement as of the Effective Date.

ALNYLAM PHARMACEUTICALS, INC.

By:	/s/ Barry Greene
Name: Barry Greene
Title: President and Chief Operating Officer

ISIS PHARMACEUTICALS, INC.

By:	/s/ B. Lynne Parshall
Name: B. Lynne Parshall
Title: Chief Operating Officer and CFO

REGULUS THERAPEUTICS INC.

By:	/s/ Kleanthis G. Xanthopoulos
Name: Kleanthis G. Xanthopoulos, Ph.D.
Title: President and Chief Executive Officer